Exhibit 10.1

INTERCLOUD SYSTEMS, INC.
331 Newman Springs Road
Building 1, Suite 104
Red Bank, NJ 07701

        April 14, 2014

Dominion Capital LLC
341 West 38th Street ● Suite 800
New York NY 10018
Attn: Daniel Kordash
Head of Structured Products
Managing Partner

31 Group LLC
c/o Magna Group LLC
5 Hanover Square -- 16th Floor
New York, New York 10003
Attn: Joshua Sason
Managing Member

Re            Exchange Agreement

Gentlemen:

Reference is made to that certain Exchange Agreement dated as of March 13, 2014, by and among INTERCLOUD SYSTEMS, ENC. f/k/a GENESIS GROUP HOLDINGS, INC., a Delaware corporation (the "Company"), RIVES-MONTEIRO LEASING, LLC, an Alabama limited liability company ("Rives"), TROPICAL COMMUNICATIONS, INC., a Florida corporation ("TCI”), ADEX CORPORATION, a New York corporation ("ADEX"), T N S. INC., an Illinois corporation ("TNS"), ADEXCOMM CORPORATION, a Florida corporation ("ADEXCOMM"), AW SOLUTIONS, INC., a Florida corporation ("AWS"), and INTEGRATION PARTNERS-NY CORPORATION, a New Jersey corporation ("IPC"), and DOMINION CAPITAL LLC and 31 GROUP LLC (collectively, the "Holders") (the "Exchange Agreement").

Schedule A-1 to the Exchange Agreement provides:

If on the third trading day following the Closing Date, 85% of the volume weighted average price of the Common Stock for such date is less than $10.50, then an additional number of shares of Common Stock shall be issued so as to make the per share value at which the MM Debt Amount is exchanged such lower price.

Effective April 4, 2014 (the "April 4 Amendment"), we agreed that in consideration of $5.00, and other consideration the sufficiency of which is hereby acknowledged, as well as the agreements set forth herein and intending to be legally bound the parties to the Exchange Agreement agreed to the following amendments to Schedule A-1:

(a)
No later than April 17, 2014, the Company shall issue to the Holders such additional shares equal to the difference between the lesser of (a) the Principal Amount of the Notes divided by 85% of the volume weighted average price of the Common Stock on April 14, 2014 and the Principal Amount of the Notes divided by $10.50 per share or (b) the Principal Amount of the Notes divided by $10.00 and the Principal Amount of the Notes divided by $10.50 per share; and

(b)
In addition, the Company covenants to the Holders that it will disclose the material terms of this amendment to the Exchange Agreement no later than with the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

The Parties now wish to amend further in consideration of $5.00, and other consideration the sufficiency of which is hereby acknowledged, as well as the agreements set forth herein and intending to be legally bound the parties to the Exchange Agreement agreed to the following amendments to Schedule 1, as previously amended:

a.
No later than April 15, 2014, the Company shall issue and deliver to Dominion Capital LLC, an additional number of shares of Common Stock equal to 363,853 and no later than fourteen (14) business days upon the execution of this amendment to the Exchange Agreement, 100,000 warrants to purchase 100,000 shares of Common Stock at an exercise price of $7.25 per Common Share, a duration of twenty-four (24) months if the Common Stock underlying such warrants is registered pursuant to a registration statement filed on an appropriate form with the Securities and Exchange Commission (the "Commission") or thirty-six (36) months if the Common Stock underlying such warrants is not registered pursuant to a registration statement filed on an appropriate form with the Commission. The form of such warrant shall be finalized between the parties no later than 14 business days after the date of this amendment to the Exchange Agreement and shall contain a provision that in the event that there is no registration statement covering the underlying Common Stock that such warrant may be exercised on a cashless basis pursuant to a commonly employed methodology consistent with past warrant forms issued by the Company.

b.
No later than April 15, 2014, the Company shall issue to 31 Group LLC ("31”), an additional number of shares of Common Stock equal to 401,996. After 60 calendars days, from receipt of the 401,996 Common Shares and within 65 calendar days, 31 may in whole or in part, put up to 401,996 Common Shares to the Company for the price of $6.37 per Common Share (the "Put”). The Company most purchase these shares for cash within 2 trading days of the Put.

c.
No later than 14 business days after the date of this agreement, the Company shall issue to 31, an additional 125,000 warrants to purchase 125,000 shares of Common Stock at an exercise price of $7.25 per Common Share, which the warrants having a duration of twenty-four (24) months if the Common Stock underlying such warrants is registered pursuant to a registration statement filed on an appropriate form with the Securities and Exchange Commission (the "Commission") or thirty-six (36) months if the Common Stuck underlying such warrants is not registered pursuant to a registration statement filed on an appropriate form with the Commission. The form such warrant shall be finalized between the parties no later than 14 business days after the date of this amendment to the Exchange Agreement and shall contain a provision that in the event that there is no registration statement covering the underlying Common Stock that such warrant may be exercised on a cashless basis pursuant to a commonly employed methodology consistent with paid warrant forms issued by the Company.

d.	The Company shall issue required closures on the terms of this amendment to the Exchange Agreement within 4 business days

IN WITNESS WHEREOF, the parties have executed this amendment to the Exchange Agreement as of April 14, 2014.

INTERCLOUD SYSTEMS, INC.

By:	/s/ Lawrence Sands
Name:	Lawrence Sands
Title:	SVP

RIVES-MONTEIRO LEASING, LLC

By:	/s/ Lawrence Sands
Name:	Lawrence Sands
Title:	VP

TROPICAL COMMUNICATIONS, INC.

By:	/s/ Lawrence Sands
Name:	Lawrence Sands
Title:	VP

ADEX CORPORATION

By:	/s/ Lawrence Sands
Name:	Lawrence Sands
Title:	VP

T N S, INC.

By:	/s/ Lawrence Sands
Name:	Lawrence Sands
Title:	VP

ADEXCOMM CORPORATION

By:	/s/ Lawrence Sands
Name:	Lawrence Sands
Title:	VP

AW SOLUTIONS, INC

By:	/s/ Lawrence Sands
Name:	Lawrence Sands
Title:	VP

INTEGRATION PARTNERS-NY CORPORATION

By:	/s/ Lawrence Sands
Name:	Lawrence Sands
Title:	VP

DOMINION CAPITAL LLC

By:	/s/ Michael Gurevich
Name:	Michael Gurevich
Title:	Managing Member

31 GROUP, LLC

By:	/s/ Joshua Sason
Name:	Joshua Sason
Title:	Managing Member